UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

________________________

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 23, 2022

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REV Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37999	26-3013415
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

245 S. Executive Drive, Suite 100, Brookfield, Wisconsin 53005

(Address of principal executive offices and zip code)

(414) 290-0910

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 Par Value)	REVG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On September 14, 2022, the United States District Court for the Eastern District of Wisconsin granted preliminary approval of the settlement in the stockholder derivative action captioned In re REV Group Derivative Action, Case No. 2:21-cv-283-LA. The terms of the settlement are set forth in a Stipulation and Agreement of Settlement filed with the court on January 14, 2022 (the “Settlement”). The Settlement will resolve all claims that were or could have been asserted in the derivative litigation, which involved suits that were filed in 2019 with allegations similar to those asserted in the securities class actions that were filed against the Company after it announced its Q2 FY 2018 fiscal results. The Company and the named defendants denied and continue to deny any liability or wrongdoing in connection with the allegations contained in the lawsuits. Under the Settlement, the Company will enact certain governance enhancements and will cause a payment to be made to the plaintiffs’ counsel for their court-awarded attorneys’ fees and expenses. The Settlement is subject to final court approval.

On September 23, 2022, pursuant to the court’s preliminary approval order, the Company is publishing the Notice of Proposed Settlement of Derivative Action and Settlement Hearing (the “Notice”) attached hereto as Exhibit 99.1. The Notice and the Stipulation and Agreement of Settlement are also available on the Company’s Investor Relations page (https://investors.revgroup.com/). The contents of the Company’s corporate website shall not be deemed to be incorporated by reference into this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Notice of Proposed Settlement of Derivative Action and Settlement Hearing, dated September 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REV Group, Inc.

Date: September 23, 2022	By:	/s/ Stephen W. Boettinger
Stephen W. Boettinger
General Counsel